                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  April 1, 2002



                          DURA AUTOMOTIVE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                  0-21139                 38-3185711
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


                                 4508 IDS CENTER
                             MINNEAPOLIS, MINNESOTA
                    (Address of principal executive offices)

                                      55402
                                   (Zip Code)

               Registrant's telephone number, including area code:
                                 (612) 342-2311




                             Total No. of Pages: [3]

Item 5: Other Events.

          On April 1, 2002, the Registrant issued a press release announcing a proposed offering of senior notes. A copy of the press release is attached as Exhibit 99.1.

Item 7: Financial Statements and Exhibits.

          (c) Exhibits

              Item     Exhibit Index
              ----     -------------

              99.1     Press release announcing proposed senior notes offering.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 2, 2002

                                  DURA AUTOMOTIVE SYSTEMS, INC.


                                  By: /s/ David Bovee
                                      ------------------------------------------
                                      David Bovee
                                      Vice President and Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number     Description
------     -----------

99.1       Press release announcing proposed senior notes offering.